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                                                                    Exhibit 23.1



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-XXXXX) pertaining to the Hawk Corporation 1997 Stock Option Plan of our report dated March 20, 1998, with respect to the consolidated financial statements of Hawk Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.

                                                     /s/ Ernst & Young LLP

Cleveland, Ohio
August 6, 1998